Exhibit 99.1

July 2019 Investor Presentation

This document contains, and future oral and written statements of QCR Holdings (the “Company”) and its management may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the Company’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “predict,” “suggest,” “appear,” “plan,” “intend,” “estimate,” “annualize,” “may,” “will,” “would,” “could,” “should” or other similar expressions. Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements. These factors include, among others, the following: (i) the strength of the local, state, national and international economies (including the impact of tariffs, a US. withdrawal from or significant renegotiation of trade agreements, trade wars and other changes in trade regulations) ; (ii) the economic impact of any future terrorist threats and attacks, and the response of the United States to any such threats and attacks; (iii) changes in state and federal laws, regulations and governmental policies concerning the Company’s general business; (iv) changes in interest rates and prepayment rates of the Company’s assets; (v) increased competition in the financial services sector and the inability to attract new customers; (vi) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (vii) unexpected results of acquisitions, which may include failure to realize the anticipated benefits of an acquisition and the possibility that transaction costs may be greater than anticipated; (viii) the loss of key executives or employees; (ix) changes in consumer spending; (x) unexpected outcomes of existing or new litigation involving the Company; and (xi) changes in accounting policies and practices. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s filings with the Securities and Exchange Commission (the “SEC”). FORWARD-LOOKING STATEMENTS These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, the Company has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. For more details on the Company’s non-GAAP measures, refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. NON-GAAP FINANCIAL MEASURES

Corporate Overview

Collaboration Achievement Personal Responsibility Innovation Fulfillment Our Values – LIVED AND EXPECTED OF ALL AT QCRH We work to win. In order to win over our clients with outstanding service, we strive to achieve more than we have done in the past and to achieve more than our competitors. We learn from each other. Collaboration enables us to be both decentralized and centralized at the same time, and also helps build leadership, cooperation and trust. We own it. Our staff takes personal responsibility to help their communities and, on a daily basis, our clients experience the commitment and follow-through of every dedicated employee. We make it better. Just as our local charters provide simplicity to meet our clients’ need, we are continually striving to improve our banking products to make them simple and accessible. We have fun. We are known for employing the best people through a workplace filled with respect and fulfillment, including a work-life balance and a healthy dose of fun. Our Values Create What We Strive for Daily A Culture of High Performance

Local charters provide a competitive advantage Strong, centralized risk management function Efficient centralized group operations Strong credit and asset quality Consistent adjusted net income growth High touch service approach Serving attractive Midwest markets Significant expansion opportunities a relationship driven organization.®

Corporate Overview Assets: $5.2 Billion Loans: $3.9 Billion Deposits: $4.3 Billion Wealth Management: $4.7 Billion $3.0 Billion in Trust Accounts $1.7 Billion in Brokerage Accounts / RIA Shares Outstanding: 15.8 Million Ownership (as of 3/31/19): Institutional & Mutual Funds 60% Insiders & Benefit Plans 14% QCR Holdings (NASDAQ: QCRH) – Founded in 1993 Headquartered in Moline, IL and operating five locally managed and governed charters, supported by a centralized operational team Lines of Business: Full-service commercial and consumer banking Correspondent banking Commercial lease financing Trust and wealth management services Source: S&P Global Market Intelligence and Company documents. Data as of June 30, 2019 unless otherwise noted. 4 STATES 5 CHARTERS 26 BRANCHES 800 EMPLOYEES 1 FAMILY

Executive Leadership Larry J. Helling, Chief Executive Officer Over 30 years of commercial banking experience Founding member and CEO of Cedar Rapids Bank & Trust QCR Holdings Board Director since 2001 Oversight responsibility for specific product lines and services Specialty Finance Group Municipal Finance and Government Guaranteed Lending Tax Credit Lending Interest Rate Swap Products and Services m2 Lease Funds Todd A. Gipple, President, Chief Operating Officer & Chief Financial Officer Over 30 years of commercial banking and financial accounting experience Joined QCR Holdings in 2000 QCR Holdings Board of Directors since 2009 Appointed Chief Financial Officer in 2000 Appointed Chief Operating Officer in 2008

THE VALUE OF SEPARATE CHARTERS Source: FDIC deposit market share data as provided by S&P Global (as of 6/30/18). Our five distinct, yet similar, operating charters enable us to customize client solutions by market Managed and governed by local veteran bankers and boards with strong community ties and expertise High touch service delivered by knowledgeable professionals Strong community involvement with high employee participation Local decisions and solutions Local autonomy has led to favorable relative performance metrics Loan growth Credit and asset quality Deposit growth Focus on growing deposit market share #1 deposit share in two markets Within top 15 deposit share in all five markets Ample opportunities to expand products and services across footprint Specialty lending & leasing Correspondent banking Wealth management

MISSOURI ILLINOIS IOWA WISCONSIN HISTORY OF EXPANDING INTO ATTRACTIVE MARKETS 1993 QCR Holdings founded by Michael A. Bauer and Douglas M. Hultquist - $14 million IPO 1994 Quad City Bank & Trust (De Novo) 2005 Rockford Bank & Trust (De Novo) Quad City Bank & Trust acquires m2 Lease Funds, LLC 2001 Cedar Rapids Bank & Trust (De Novo) 2013 Community National Bank acquisition 2016 Community State Bank acquisition 2017 Guaranty Bank & Trust acquisition 2018 Springfield Bancshares, Inc. merger Bates Companies acquisition 3 Bank Locations $0.1B Deposits #11 Market Share 5 Bank Locations $1.2B Deposits #1 Market Share 2 Bank Locations $0.5B Deposits #8 Market Share 5 Bank Locations $1.4B Deposits #1 Market Share 10 Bank Locations $0.7B Deposits #8 Market Share 1 Bank Locations $0.5B Deposits #7 Market Share 1 Locations $0.2B Assets Source: FDIC deposit market share data as provided by S&P Global (as of 6/30/18).

STRONG MARKET SHARE IN ATTRACTIVE MSA’S * MSAs include Davenport-Moline-Rock Island, IA-IL, Cedar Rapids, IA, Rockford-IL, Waterloo-Cedar Falls-IA, Des Moines/West Des Moines-IA, and Springfield, MO. All banks reflect Pro Forma Data from acquisitions. Source: S&P Global Market Intelligence and Company documents. Deposit data as of 6/30/18. Davenport-Moline-Rock Island, IA-IL Cedar Rapids, IA Des Moines-West Des Moines, IA Springfield, MO Rockford, IL International headquarters for Deere & Company Ranked 16th in the nation for high-tech job growth Top 10 Advanced Manufacturing Community Top 10 Best Places for Starting a Small Business (2015) Top 100 Places to Live (Livability 2016) #15 Most Popular Cities in America to Relocate to (2018) Ranked #1 Best City for the Middle Class (2016) 81 insurance companies are headquartered in Des Moines (2017) Ranked in the Top Ten Places to Live in the U.S. (2017) Illinois’ fourth largest city #4 of The Best Locations to Work in Manufacturing Top 15 “Best Places to Move to in the U.S. (Before They Get Too Crowded)” Top 5 Best Cities to start a business Top 20 Magnets for Young Adults O’Reilly Auto Parts and Bass Pro Shops headquarters Deposit Market Share in Our Current MSAs* Top 20 Banks Total Active Branches 2018 Total Deposits 2018 ($000) Wells Fargo & Co. 43 5,307,066 U.S. Bancorp 61 3,842,743 QCR Holdings Inc. 26 3,776,291 BTC Financial Corp. 22 2,900,459 Principal Bank 1 2,462,866 Bank of America Corp. 8 1,677,138 West Bancorp. Inc. 8 1,626,344 Great Southern Bancorp Inc. 30 1,579,639 Commerce Bancshares Inc. 11 1,229,448 Central Banco. Inc. 22 1,117,430 Midland States Bancorp Inc. 16 1,087,502 Great Western Bancorp Inc. 13 1,084,368 Blackhawk Bancorp. Inc. 17 964,357 JPMorgan Chase & Co. 8 798,233 FSB Financial Services Inc. 8 702,772 Associated Banc-Corp 6 669,065 BNP Paribas SA 15 650,199 Lincoln Bancorp 8 644,917 Neighbor Insurance Agency Inc. 9 619,428 Guaranty Federal Bancshares Inc. 10 612,401 Ranked 3rd in overall deposit market share in our current MSAs*

UNIQUE AND DIVERSIFIED PRODUCTS AND SERVICES QCR Holdings Business Lines Trust administration Brokerage accounts and asset management Financial planning 6/30/19 AUM: $4.7B Competitive deposit products Bank stock loans Safekeeping and cash management services 192 correspondent banking relationships Commercial & retail banking services Treasury management & depository products Small ticket lease financing (m2 Lease Funds) Fee-Based Businesses Commercial Banking Correspondent Banking Wealth Management 2Q19 Net Interest Income: $38.0mm 69% of Total Revenue 2Q19 Noninterest Income: $17.1mm 31% of Total Revenue Commercial loan fixed-floating rate swaps SBA & USDA secondary market sales 2Q19 swap & loan sale income: $7.9M Specialty Finance Group Source: Company documents. Data as of or for the second quarter ended 6/30/19.

Ongoing emphasis on fee income on swaps and gains on sale of USDA and SBA loans as a more significant and consistent component of core revenue STRATEGIES TO CONTINUE TO DRIVE SHAREHOLDER VALUE Loan & Lease Growth Grow Core Deposits Fee Income Grow Wealth Management Manage Noninterest Exp Maintain Asset Quality Be an Acquirer Continue strong organic loan and lease growth to maintain loans and leases to total assets ratio in the range of 73-78% Maintain focus on growing core deposits to maintain reliance on wholesale funding at less than 15% of assets Grow wealth management net income by 10% annually Carefully manage noninterest expense growth Maintain asset quality metrics at better than peer levels Participate as an acquirer in the consolidation taking place in our industry to further boost profitability, improve efficiency, and increase EPS Source: Company documents.

Financial Highlights

A CONSISTENT TRACK RECORD OF ASSET GROWTH CAGR From 2013-2018: 15.3% Asset growth has been driven by a combination of organic growth and strategic acquisitions Source: S&P Global Market Intelligence and Company documents. Recent Acquisitions (Assets at acquisition date ($ Millions)): 2013: Community National Bancorporation ($288) 2016: Community State Bank ($582) 2017: Guaranty Bankshares, Ltd. ($260) 2018: Springfield Bancshares, Inc. ($576) Asset Distribution by Charter as of 6/30/19 ($MM) Total Consolidated Assets ($B) $2.4 $2.5 $2.6 $3.3 $4.0 $4.9 $5.2 61.0% 64.6% 69.3% 72.9% 74.4% 75.4% 75.3% 2013 2014 2015 2016 2017 2018 6/30/19 Total Assets Total Loans & Leases/Total Assets $1,637.1 Quad City Bank and Trust 32% $1,527.5 Cedar Rapids Bank and Trust 29% $806.7 Community State Bank 16% $671.6 Springfield First Community Bank 13% $523.3 Rockford Bank and Trust 10%

DEPOSIT GROWTH DRIVEN BY CORE DEPOSITS $ in billions CAGR From 2013-2018: 20.1% Core Deposits(1) Represent Approximately 93% of Total Deposits as of 6/30/19 Organic deposit growth CAGR was 11.5% from 2013-2018 Source: S&P Global Market Intelligence and Company documents. (1) Core deposits are defined as total deposits less brokered deposits. 33% 31% 33% 30% 24% 20% 18% 43% 46% 47% 51% 57% 55% 58% 21% 19% 17% 17% 17% 19% 17% 4% 5% 4% 2% 3% 7% 7% $1.6 $1.7 $1.9 $2.7 $3.3 $4.0 $4.3 2013 2014 2015 2016 2017 2018 6/30/19 Noninterest-bearing Deposits Interest-bearing Deposits Time Deposits Brokered Deposits

COST OF DEPOSITS OVER TIME Historical Cost of Deposits Source: S&P Global Market Intelligence and Company documents. Note: Deposit betas defined as the change in the cost of interest bearing deposits over the change in the Fed Funds rate. Cumulative deposit beta is calculated based on the period from 3Q15 to 2Q19. N/A Quarterly Deposit Beta: 42.4% N/A 10.9% 43.1% 84.6% 55.1% 73.4% N/A QCRH Cumulative Deposit Beta: 54.0% 1.25% 1.25% 1.50% 1.75% 2.00% 2.25% 2.50% 2.50% 2.50% 0.42% 0.49% 0.52% 0.60% 0.78% 0.91% 1.06% 1.23% 1.29% 0.57% 0.66% 0.69% 0.80% 1.01% 1.15% 1.33% 1.53% 1.59% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Fed Funds Rate QCRH Cost of Total Deposits QCRH Cost of IB Deposits

LOAN GROWTH DRIVEN BY COMMERCIAL LENDING $ in billions(2) Organic loan growth CAGR was 12.6% from 2013-2018 CAGR From 2013-2018: 19.8% Commercial Loans(1) Represent Approximately 89% of the Loan Portfolio as of 6/30/19 Source: S&P Global Market Intelligence and Company documents. Includes Commercial & Industrial, Commercial RE and Direct Financing Leases. Loan composition excludes deferred loan/lease origination costs, net of fees. $0.4 $0.5 $0.6 $0.8 $1.1 $1.4 $1.6 $0.7 $0.7 $0.7 $1.1 $1.3 $1.8 $1.8 $0.1 $0.2 $0.2 $0.2 $0.1 $0.1 $0.1 $0.1 $0.2 $0.2 $0.2 $0.3 $0.3 $0.3 $0.1 $0.1 $0.1 $0.1 $0.1 $0.1 $0.1 $1.5 $1.6 $1.8 $2.4 $3.0 $3.7 $3.9 2013 2014 2015 2016 2017 2018 6/30/19 Commercial & Industrial Commercial RE Direct Fin. Leases Residential RE Consumer & Other

ASSET QUALITY $23.2 million Classified Loans & NPAs / Assets Nonperforming Assets Composition as of 6/30/2019 $ in millions Management remains focused on maintaining excellent asset quality and resolving problem assets Source: S&P Global Market Intelligence and Company documents. 56.8% 37.3% 5.7% 0.2% Nonaccrual Loans/Leases - 56.8% Other Real Estate Owned & Repossessed Assets - 37.3% Troubled Debt Restructures - Accruing - 5.7% Accruing Loans/Leases 90+ Days PD - 0.2% $43.5 $35.7 $28.0 $49.0 $43.7 $28.6 $40.9 1.28% 1.31% 0.74% 0.82% 0.81% 0.56% 0.45% 2013 2014 2015 2016 2017 2018 6/30/19 Classified Loans NPA's / Assets (%)

Source: S&P Global Market Intelligence and Company documents. Note: Proxy peer group is identified in the QCRH Proxy Statement, filed on 4/12/19. Peer metrics reflect the median of the peer group. Proxy peers financial data as of 3/31/19. STRONG CREDIT CULTURE SUPPORTED BY HIGH LEVELS OF RESERVES Reserves / Loans (%) Reserves / NPLs (%) $0.7 $10.1 $8.1 $11.6 Amount of remaining loan discount ($MM): (1) (1) $9.3 223% 145% 184% 215% 283% 169% 139% 143% 137% 134% 2015 2016 2017 2018 6/30/19 QCRH Proxy Peers 1.45% 1.28% 1.16% 1.07% 1.05% 1.14% 1.04% 1.04% 0.99% 1.03% 2015 2016 2017 2018 6/30/19 QCRH Proxy Peers

Predictable and diversified fee income streams complement net interest income STRONG REVENUE GROWTH AND ATTRACTIVE MIX $ in millions CAGR From 2013-2018: 15.1% Key Components of Fee Income: Wealth Management ($4.7 billion in assets under administration as of 6/30/19) Correspondent banking (192 relationships as of 6/30/19) SBA & USDA guaranteed loan sales Swap fee income Source: S&P Global Market Intelligence and Company documents. (1) TTM (trailing twelve months) represents the twelve months ended 6/30/19. 75% 71% 76% 76% 75% 79% 77% 74% 25% 29% 24% 24% 25% 21% 23% 26% $77 $91 $90 $101 $126 $147 $184 $206 2012 2013 2014 2015 2016 2017 2018 TTM Net Interest Income Noninterest Income

CONSISTENT IMPROVEMENT IN SHAREHOLDER RETURNS Adj. Net Income(1) $ in millions Adj. EPS(2) Adj. Net Income CAGR From 2013-2018: 36.3% 26.0% Source: Company documents. Adjusted net income to common shareholders (non-GAAP) – see appendix slide 36 for reconciliation of GAAP net income to adjusted net income. Adjusted earnings per diluted share (non-GAAP) – see appendix slide 36 for reconciliation of GAAP EPS to adjusted EPS. Y-o-Y Adj. Net Income Growth: $9.9 $13.8 $20.9 $29.4 $36.3 $46.4 $21.5 $27.1 $1.75 $1.72 $1.99 $2.31 $2.66 $3.08 $1.51 $1.70 2013 2014 2015 2016 2017 2018 YTD 6/30/18 YTD 6/30/19

HISTORICAL PROFITABILITY METRICS Source: S&P Global Market Intelligence and Company documents. Non-GAAP – see appendix slide 36 for reconciliation of GAAP ROAA to adjusted ROAA. Adjusted NIM excludes accretable yield (non-GAAP) – see appendix slide 35 for reconciliation of GAAP NIM to adjusted NIM. Non-GAAP – see appendix slide 35 for reconciliation to the most directly comparable GAAP financial measures. Tax Equivalent Net Interest Margin (%) Efficiency Ratio (%)(3) Adjusted ROAA (%)(1) (2) 0.56% 0.61% 0.82% 1.03% 1.03% 1.06% 1.07% 1.08% 2013 2014 2015 2016 2017 2018 YTD 6/30 2018 YTD 6/30 2019 2.98% 3.12% 3.36% 3.61% 3.63% 3.48% 3.51% 3.30% 3.03% 3.15% 3.37% 3.75% 3.78% 3.62% 3.58% 3.40% 2013 2014 2015 2016 2017 2018 YTD 6/30 2018 YTD 6/30 2019 Adjusted NIM (TEY) NIM (TEY) 72.0% 72.6% 72.7% 64.9% 66.5% 64.8% 63.8% 66.4% 2013 2014 2015 2016 2017 2018 YTD 6/30 2018 YTD 6/30 2019

Carefully manage noninterest expense growth (year-over-year) Strong organic loan and lease growth to maintain loans and leases to total assets ratio in the range of 73%-78% Focus on growing core deposits to maintain reliance on wholesale funding to less than 15% of assets Generate gains on the sale of USDA and SBA loans, and fee income on interest rate swaps, as a significant and consistent component of core revenue ($4-$4.5 million per quarter) Grow wealth management net income by 10% annually Maintain asset quality metrics at better than peer levels EXECUTION ON STRATEGIC INITIATIVES Loans / Assets Wholesale Funding Fee Income Streams Grow Wealth Management NPAs / Assets 6/30/2019 75.3% at 6/30/19 10.0% at 6/30/19 $11.2 million year-to-date 10.7% of core revenue 0.45% at 6/30/19 Peer average(1) of 0.61% Annualized net income growth of 11% YTD Added 186 new relationships Manage Noninterest Expense Up 32% YoY, primarily due to the acquisition of SFC Bank and the Bates Companies Higher commissions and incentive compensation Source: S&P Global Market Intelligence and Company documents. Proxy peer group is identified in the QCRH Proxy Statement, filed on 4/12/19. Proxy peers financial data as of 3/31/19.

Appendix

HISTORICAL FINANCIALS

Dollars in Millions (except per share data)	Year Ended,					6 Months Ended June 30,	
	2014	2015	2016	2017	2018	2018	2019
Balance Sheet:							
Total Assets	2,525	2,593	3,302	3,983	4,950	4,107	5,195
Total Loans	1,630	1,798	2,405	2,964	3,733	3,115	3,911
Deposits	1,680	1,881	2,669	3,267	3,977	3,298	4,323
Tangible Common Equity	139	221	264	316	378	333	410
Tangible Book Value Per Share	$17.50	$18.81	$20.11	$22.70	$24.04	$23.83	$26.02
Profitability:							
Net Income as Reported	15.0	16.9	27.7	35.7	43.1	21.0	26.4
Adjusted ROAA(2)	0.61%	0.82%	1.03%	1.03%	1.06%	1.07%	1.08%
Net Interest Margin (TEY)	3.15	3.37	3.75	3.78	3.62	3.58	3.40
Efficiency Ratio	72.55	72.71	64.9	66.48	64.77	63.75	66.35
Asset Quality:							
NPAs / Total Assets	1.31%	0.74%	0.82%	0.81%	0.56%	0.65%	0.45%
NPAs / Loans + OREO	2.01	1.06	1.12	1.08	0.75	0.86	0.59
Reserves / Total Loans	1.42	1.45	1.28	1.16	1.07	1.21	1.05
NCOs / Average Loans	0.34	0.22	0.14	0.19	0.21	0.05	0.07
Capital Ratios:							
Tang. Common Equity / Tang. Assets(1)	5.52%	8.55%	8.04%	8.01%	7.78%	8.18%	8.05%
Leverage Ratio(3)	7.62	9.75	9.1	8.98	8.87	9.22	8.96
Tier 1 Capital Ratio(3)	9.52	11.88	10.46	10.14	9.77	10.19	9.87
Total Capital Ratio(3)	10.91	13.11	11.56	11.15	10.69	11.23	12.18

Source: S&P Global Market Intelligence and Company documents.
(1) Non-GAAP – see appendix slide 37 for reconciliation of tangible common equity to GAAP stockholders' equity
(2) Non-GAAP – see appendix slide 36 for reconciliation of GAAP ROAA to adjusted ROAA.
(3) Ratios for the current quarter are subject to change upon final calculation for regulatory filings due after the date of this presentation.

a relationship driven organization.®
25

QUAD CITY BANK & TRUST

QUAD CITY BANK & TRUST

John H. Anderson, President & CEO

Assets: $1.66 Billion[1] (as of 3/31/19)

Population: 382,013

Market Deposits: $8.2 Billion

Ranked 1st with 15.6% market share and over $1.28 billion in deposits in Davenport-Moline-Rock Island MSA

Finalist 2013 and 2014 – Quad Cities Best Place to Work
Finalist 2015 ABA Volunteer Finalist Award
Finalist 2015 Be Healthy QC Award

Major Employers

Rock Island Arsenal
Deere & Company
Genesis Health System
HNI Corporation / The Hon Company / Allsteel
UnityPoint Health - Trinity
Tyson Fresh Meats
Arconic (formerly Alcoa)
Kraft-Heinz
3M
Excelon
Hy-Vee

[1] Includes the assets of m2 Lease Funds, as this entity is wholly-owned and consolidated with the bank.
Source: FDIC deposit market share data as provided by S&P Global.
Deposit data is as of 6/30/18.

Quad Cities Highlights

International Headquarters for Deere & Company

The Rock Island Arsenal is the largest government-owned military weapons manufacturing arsenal in the United States

Arconic (formerly Alcoa) (Quad Cities) is the world's premier aerospace supply plant – the hub of Alcoa's $3B aerospace business. Announced $1B, multi-year contract with Airbus in Nov 2016

Kraft-Heinz constructed $203MM state-of-the-art production facility in northwest Davenport

Material Control Systems (MATCON) completed a new $10MM logistics facility and added 150 new jobs

Ranked 16th in the nation for high-tech job growth

Ranked as a Top 50 Military Friendly Community

Top 5 Defense Community

Top 10 Advanced Manufacturing Community

Deposit Market Share

Institution Name	Offices in MSA	Deposits*	Market Share
1. Quad City Bank & Trust	**5**	**1,283.8**	**15.61%**
2. Wells Fargo & Co.	12	1,280.6	15.58%
3. Blackhawk Bancorp. Inc.	17	964.4	11.73%
4. U.S. Bancorp	11	653.3	7.95%
5. Triumph Bancorp Inc.	10	478.9	5.82%
6. Orion Bancorp. Inc.	8	383.0	4.66%
7. First Midwest Bancorp Inc.	5	352.5	4.29%
8. AmBank Holdings Inc.	6	250.9	3.05%
9. Central Banc Inc.	3	240.2	2.92%
10. Modern Woodmen of America	1	223.7	2.72%

*** Millions of dollars, as of 6/30/18, Davenport-Moline-Rock Island, IA-IL, MSA.**
Note: Modern Woodmen of America's deposits were acquired by Axos Bank on March 15, 2019. The deposit market share depicted in the chart is historical data as of 6/30/18.

26

CEDAR RAPIDS BANK & TRUST

CEDAR RAPIDS BANK & TRUST

Larry J. Helling, CEO
James Klein, President

Assets: $1.45 Billion[1] (as of 3/31/19)

Population: 273,208

Market Deposits: $5.9 Billion

Ranked 1st with 16.4% market share and over $970 million in deposits in Cedar Rapids MSA

2018 Top Workplace in Iowa by the Des Moines Register

2018 Best of the Corridor in bank segment by CBJ

2017 Gazette Business Excellence Award Financial Inst. Category

2014 & 2015 Finalist – Coolest Place to Work in Cedar Rapids

Top 3 - 2016 Corridor Business Journal Worksite Wellness Award

Top 200 Healthiest Banks in America (Deposit Accounts 2016)

Major Employers

Collins Aerospace
Transamerica
Unity Point Health – St. Luke's
Mercy Medical Center
Whirlpool Corporation
Kirkwood Community College
Nordstrom Direct
Pearson
MCI
Quaker Food and Snacks
General Mills
Cedar Rapids Community Schools
Archer Daniels Midland

[1] Includes the assets of Community Bank & Trust

Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18.

* **Millions of dollars, as of 6/30/18, Cedar Rapids, IA, MSA**

Cedar Rapids Highlights

Ranked #15 Most Popular Cities in America to Relocate to (2018)

Downtown Revitalization – Double Tree by Hilton Cedar Rapids Convention Complex $144MM, 2 year project resulted in 100,000 sq/ft convention center and 267 room Double Tree Hotel

CRST International constructed 11-story, 113,000 sq/ft, $37MM world headquarters building in downtown, completed in 2016

Other downtown projects: PCI Medical Mall, Mercy Cancer Center, Kingston Commons Condominiums, Public Library, City Hall, Fire Station

Top 10 Best Affordable Places to Live (2016)

Top 10 Best Places for Starting a Small Business (2015)

Ranked 6th Healthiest Bank in Iowa by DepositAccounts.com

The largest corn-processing city in the world

The second largest producer of wind energy in the United States

Top 100 Places to Live (Livability 2016)

Top 10 Most Liveable Medium-Sized Cities (2015)

Ranked #1 in the Best Cities for Children (SmartAsset 2015, 2016, 2017)

Awarded "Best Bank" by the Corridor Business Journal (2018, 2019)

Awarded "Best Commercial Real Estate Lender" and runner-up for "Best Residential Real Estate Lender" (2019)

Deposit Market Share

Institution Name	Offices in MSA	Deposits*	Market Share
1. Cedar Rapids Bank & Trust	**5**	**970.5**	**16.43%**
2. U.S. Bancorp	9	788.9	13.35%
3. Wells Fargo & Co.	9	693.5	11.74%
4. Neighbor Insurance Agency Inc.	9	619.4	10.48%
5. Hills Bancorp.	7	438.4	7.42%
6. BTC Financial Corp.	3	262.2	4.44%
7. Dunn Investment Co.	5	201.8	3.42%
8. Country Bancorp.	5	148.7	2.52%
9. NXT Bancorp. Inc.	3	145.1	2.46%
10. Fidelity Ban Corp.	3	134.0	2.27%

27

ROCKFORD BANK & TRUST

ROCKFORD BANK & TRUST

Thomas D. Budd, President & CEO

Assets: $513 Million (as of 3/31/19)

Population: 336,116

Market Deposits: $6.2 Billion

Ranked 7th with 6.1% market share and $376 million in deposits in Rockford MSA

Major Employers

Fiat Chrysler Automobiles
Mercyhealth
Rockford Public Schools
SwedishAmerican Health System
OSF Healthcare
UPS
Collins Aerospace
Woodward
PCI – Packaging Coordinators Inc.
Wal-Mart Stores

Rockford Highlights

Top 15 "Best Places to Move to in the U.S. (Before They Get Too Crowded)"

Mercyhealth opened the Javon Bea Hospital and Physician Clinic, a $505 million state-of-the-art regional health care facility

AAR's (a global aftermarket solutions company with 6,000+ employees in 20+ countries) announces new partnership with Rock Valley College to enhance aviation maintenance instruction and students' career prospects

Rockford Airport beats 2017 records with nearly a 22 percent increase through the first 10 months of 2018

Amazon expands Amazon Air operation at the Rockford airport

Fiat Chrysler Belvidere plant to invest $350MM to retool for Jeep Cherokee production generating new jobs for 300 people

Logistical Operations Hub – Current home to large-scale UPS and Con-way Freight, recent ground breaking for FedEx facility generating 150 new jobs

Downtown revitalization – 160 room, $87.5MM hotel and convention center developed by Gorman & Co. set to open in 2020

Riverfront sports complex, $25MM, 115,000 sq/ft one of the largest in the Midwest; opened 2016

Fourth largest city in Illinois conveniently located a short 60-minute drive to Chicago's O'Hare International Airport, and only 90 minutes from downtown Chicago, Milwaukee and Madison

Selected #4 of The 10 Best Locations to Work in Manufacturing by Industry Week

Deposit Market Share

	Institution Name	Offices in MSA	Deposits*	Market Share
1.	Midland States Bancorp**	18	1,087.5	17.68%
2.	JPMorgan Chase Bank	6	702.7	11.42%
3.	Associated Bank	6	669.1	10.88%
4.	BMO Harris Bank	10	595.4	9.68%
5.	Illinois Bank & Trust	4	481.4	7.83%
6.	Blackhawk Bank	5	415.1	6.75%
7.	**Rockford Bank & Trust**	**2**	**376.2**	**6.12%**
8.	PNC Bank	7	338.7	5.51%
9.	Northwest Bank of Rockford	5	240.4	3.91%
10.	U.S. Bancorp	6	238.4	3.88%

Source: FDIC deposit market share data as provided by S&P Global.
Deposit data is as of 6/30/18.

***Millions of dollars, as of 6/30/18, Rockford-IL, MSA**
**** Formerly known as Alpine Bank & Trust. Midland States Bancorp acquired Alpine effective 2/28/18**

28

COMMUNITY BANK & TRUST

CB&T COMMUNITY BANK & TRUST
A Division of Cedar Rapids Bank & Trust

Stacey J. Bentley, President & CEO

Deposits: $110 Million (as of 6/30/18)

Population: 174,244

Market Deposits: $1.7 Billion

Ranked 7th with 5.3% market share and over $110 million in deposits in Black Hawk County

2016 and 2017 Employer of Choice – Courier Communications

Major Employers

John Deere Waterloo Operations
Tyson Fresh Meats
Wheaton Franciscan Healthcare
Unity Point Health
University of Northern Iowa
Hy-Vee Food Store
Waterloo Community Schools
Omega Cabinets, Ltd
Bertch Cabinet Manufacturing
Target Regional Distribution

Waterloo/Cedar Falls Highlights

Cost of living is 2.2% below the national average

First Gigabit City in Iowa

Six higher education institutes

Waterloo named one of 22 cities where you can retire on $1500 a month (Reader's Digest, March 2019)

Waterloo named in top 10 cities to buy your first home (Realtor.com, February 2019)

Waterloo/Cedar Falls top 10 job markets in the U.S. (Zippia, May 2018)

Waterloo/Cedar Falls Best 22 Mfg intensive communities in the US (UpJohn, May 2018)

Cedar Falls top 10 places to retire (24/7 Wallstreet, April 2018)

Cedar Falls High School 7th in Iowa (US News & World Report, 2018)

Deposit Market Share (Black Hawk County)

Institution Name	Offices	Deposits*	Market Share
1. Farmers State Bank	7	611.0	29.41%
2. U.S. Bancorp	6	352.1	16.95%
3. Wells Fargo Bank	3	236.3	11.37%
4. Regions Bank	3	178.2	8.58%
5. Lincoln Savings Bank	4	156.1	7.51%
6. BankIowa of Cedar Rapids	3	123.3	5.94%
7. Community Bank & Trust	3	110.2	5.30%
8. First Security State Bank	2	79.7	3.84%
9. First National Bank	1	79.2	3.81%
10. MidWestOne Bank	2	57.6	2.77%

Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18.

*** Millions of dollars, as of 6/30/18, Black Hawk County**

29

COMMUNITY STATE BANK

csb
community state bank

Kurt A. Gibson, President & CEO

Assets: $785 Million (as of 3/31/19)

Population: 682,877 Des Moines/West Des Moines MSA

Market Deposits: $18.7 Billion

Ranked 8th with 3.2% market share and $627 Million (12/31/18) in deposits in Des Moines – West Des Moines MSA

2018 Voted Best Bank in Ankeny (Des Moines Register)

Major Employers (Des Moines & Ankeny)

UnityPoint Health
Principal Financial Group
Hy-Vee, Inc.
Mercy Medical Center
Nationwide
Corteva Agriscience, Agriculture Division of DowDuPont
Kum & Go
Wellmark Blue Cross and Blue Shield
John Deere Des Moines Works
Bridgestone Americas Tire Operations
Casey's General Stores Inc.
Tones Spices/Division of AH Food Co., Inc.

Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18.

*** Millions of dollars, as of 6/30/18, Des Moines/West Des Moines-IA, MSA**

Ankeny Highlights

On average, seven people move to Ankeny each day (2018) (City of Ankeny)

More people are moving to Ankeny than any other community in Iowa (2018) (City of Ankeny)

Ankeny's population has more than doubled in 16 years (U.S. Census Bureau)

4th out of the 15 fastest-growing cities with population of 50,000+ in the United States (2018) (U.S. Census Bureau)

Top 10% of Best Small Cities to Live in America (2018) (WalletHub)

Des Moines (Metro) Highlights

#1 Most Popular City for Millennial Homebuyers (2018) (Lending Tree)

#2 City to Work in Tech (2018) (SmartAsset)

#4 Best Place to Live (2018) (U.S. News & World Report)

#4 Top City with a Low Cost of Living and High Quality of Life (2018) (BadCredit.org)

#7 Best Place for Business and Careers (2018) (Forbes)

#8 Best City to Find Small Business Jobs (2018) (ZipRecruiter)

#8 Best Job Market for 2018 (2018) (ZipRecruiter)

One of "5 Up-and-Coming Tech Hotspots" (2018) (Livability)

One of "12 Surprisingly Great Places to Retire in the Midwest" (2018) (Kiplinger)

Average annual population growth rate of 2% (similar to Nashville, Portland and Denver)

Cost of doing business is 17% lower than the national average (Moody's Analytics)

81 insurance companies headquartered in Des Moines

Recent Projects in Greater Des Moines: Apple (Data Center) - $1.4B, Facebook (Data Center) - $3B, Microsoft (Data Center) - $3.5B, DuPont Pioneer (Biosciences) - $500M, Principal (Financial Services) - $400M

Deposit Market Share

	Institution Name	Offices in MSA	Deposits*	Market Share
1.	Wells Fargo & Co.	18	2,937.4	15.73%
2.	BTC Financial Corp.	19	2,638.3	14.13%
3.	Principal Bank	1	2,462.9	13.19%
4.	West Bancorp. Inc.	8	1,626.3	8.71%
5.	U.S. Bancorp	15	1,188.6	6.36%
6.	Bank of America Corp.	3	1,019.8	5.46%
7.	Great Western Bancorp Inc.	9	941.5	5.04%
8.	**Community State Bank**	**10**	**596.3**	**3.19%**
9.	BNP Paribas SA	12	531.3	2.84%
10.	Stark Bank Group Ltd.	6	388.8	2.08%

30

SFC BANK

SFC BANK

Robert C. Fulp, CEO
Monte C. McNew, President

Assets: $639 Million (as of 3/31/19)

Population: 467,912 Springfield, MO - MSA

Market Deposits: $9.9 Billion

Ranked 7th with 4.4% market share and over $439 million in deposits in Springfield MSA

Major Employers (Springfield)

CoxHealth Systems
Mercy Hospital Springfield
Springfield Public School
Bass Pro Shops | Tracker Marine – Headquarters
Walmart & Sam's Club
Missouri State University
United States Government
State of Missouri
Jack Henry & Associates
O'Reilly Auto Parts – Headquarters
EFCO - Headquarters

Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18.
https://www.springfieldregion.com/data/population/ &
https://datausa.io/profile/geo/springfield-mo/
https://www.liveinspringfieldmo.com/work/economic-overview/

*** Millions of dollars, as of 6/30/18, Springfield, MO - MSA**

Springfield Highlights

Population: 167,653
Median Household Income: $38,489
Cost of Living Index (US =100): 86.2
Median Home Value: $109,500
Households: 74,248
Median Age: 35

25% population growth from 2000-2017 or 1.5% annual population growth
Springfield's gross metro product has grown more than 28% since 2011
Springfield is the economic hub of an area that spans 27 counties and encompasses more than 1MM people
Third-largest city in the state of Missouri and county seat of Greene County
3.1% unemployment rate in July 2018
Significant national brands including O'Reilly Auto Parts and Bass Pro Shops headquartered in Springfield
Home to Missouri State University, Drury University and Evangel University
Springfield metro workforce has grown more than 7.4% in the past 10 years
Known as the "Queen City of the Ozarks" and the "Birthplace of Route 66"
Top 5 Best Cities to start a business
Top 20 Magnets for Young Adults
Top 30 Best Cities for job growth
Top 40 Business and Careers
Top 100 Places to Live

Deposit Market Share

Institution Name	Offices in MSA	Deposits*	Market Share
1. Great Southern Bancorp Inc.	20	1,337.0	13.48%
2. Commerce Bancshares Inc.	11	1,229.4	12.39%
3. Central Banco. Inc.	21	1,117.4	11.26%
4. Guaranty Federal Bancshares Inc.	10	612.4	6.17%
5. Bank of America Corp.	4	570.7	5.75%
6. OakStar Bancshares Inc.	5	540.2	5.45%
7. SFC Bank	**1**	**439.3**	**4.43%**
8. U.S. Bancorp	13	419.6	4.23%
9. Simmons First National Corp.	9	371.1	3.74%
10. JamesMark Bancshares Inc.	5	334.6	3.37%

31

Offered through four of our five community bank subsidiaries with opportunities to expand in Des Moines and Springfield, MO markets Corporate and personal trusts Custody services Investment advisory and wealth management services Trust operations services marketed to correspondent banking clients Long-term Goals Grow wealth management income by more than 10% annually YTD revenue growth of 34.5% (Bates Companies closed on 10/1/18) WEALTH MANAGEMENT Highlights Assets Under Administration ($ Billions) Source: Company documents. Total Wealth Management Revenue ($ Millions) 34.5% Y-o-Y Revenue Growth: CAGR Since 2013: 14.8% $4.9 $5.7 $6.1 $6.2 $7.2 $8.7 $4.3 $4.9 $2.6 $2.8 $3.0 $3.0 $3.9 $4.7 $2.0 $3.6 $7.5 $8.5 $9.1 $9.2 $11.1 $13.4 $6.3 $8.5 2013 2014 2015 2016 2017 2018 YTD 6/30 2018 YTD 6/30 2019 Trust Department Investment Advisory $1.6 $1.7 $1.7 $1.9 $2.6 $2.7 $3.0 $0.6 $0.7 $0.6 $0.9 $1.0 $1.6 $1.7 $2.2 $2.4 $2.3 $2.8 $3.6 $4.3 $4.7 2013 2014 2015 2016 2017 2018 6/30/19 Trust AUA Wealth AUM

CORRESPONDENT BANKING AND SPECIALTY FINANCE GROUP Source: Company documents. Loan Sale Income Swaps Correspondent Banking Competitively positioned with experienced staff, software systems and processes 192 relationships in IL, IA and WI with significant opportunities in MO. Average deposits exceed $479M Bank stock loans Dedicated and experienced servicing and portfolio management staff with expertise in government guaranteed loans (SBA and USDA programs) Limited reliance on residential mortgage sales to drive fee income Provide interest rate swaps on select commercial loans Customer receives fixed rate loan while generating floating rate exposure plus expanding fee income stream Strong growth due to interest rate environment Swap Fee + Loan Sale Income $ millions 172 181 187 190 $ millions Relationships Specialty Finance Group 192 $1.7 $1.7 $3.1 $10.8 $2.6 $11.1 $1.3 $3.2 $1.2 $0.4 $0.4 $0.1 $3.0 $4.9 $4.3 $11.2 $3.0 $11.2 2015 2016 2017 2018 YTD 6/30 2018 YTD 6/30 2019 Swap Fees GOS - Govt. Guaranteed $343 $347 $412 $417 $479 $68 $68 $73 $82 $111 2015 2016 2017 2018 YTD 6/30 2019 Average Deposits Loans

GAAP TO NON-GAAP RECONCILIATIONS *Nonrecurring items (after-tax) are calculated using an estimated effective tax rate of 35% for periods prior to March 31, 2018 and 21% for periods including and after March 31, 2018. NIM (TEY) 2013 2014 2015 2016 2017 2018 2018 2019 Net interest income (GAAP) $ 64.1 $ 69.1 $ 76.3 $ 94.5 $ 116.1 $ 142.4 $ 64.5 $ 74.9 Plus: Tax equivalent adjustment 2.6 4 4.9 6 9.2 6.6 2.8 3.5 Net interest income - tax equivalent (Non-GAAP) $ 66.7 $ 73.1 $ 81.2 $ 100.5 $ 125.3 $ 149.0 $ 67.3 $ 78.4 Less: Acquisition-related amortization / accretion included in net interest margin, net 1.1 0.7 0.4 3.7 5 5.5 1.2 2.1 Net interest income – adjusted (Non-GAAP) $ 65.6 $ 72.4 $ 80.8 $ 96.8 $ 120.3 $ 143.5 $ 66.1 $ 76.3 Average earning assets $ 2,200.3 $ 2,319.4 $ 2,406.2 $ 2,678.4 $ 3,314.8 $ 4,120.1 $ 3,789.9 $ 4,655.3 NIM (GAAP) 2.91% 2.98% 3.17% 3.53% 3.50% 3.46% 3.43% 3.25% NIM (TEY) (Non-GAAP) * 3.03% 3.15% 3.37% 3.75% 3.78% 3.62% 3.58% 3.40% NIM (Adjusted) (TEY) (Non-GAAP) 2.98% 3.12% 3.36% 3.61% 3.63% 3.48% 3.51% 3.30% EFFICIENCY RATIO Noninterest expense (GAAP) $ 65.5 $ 65.6 $ 73.2 $ 81.5 $ 97.4 $ 119.1 $ 52.2 $ 69.0 Net interest income (GAAP) $ 64.1 $ 69.1 $ 76.3 $ 94.5 $ 116.1 $ 142.4 $ 64.5 $ 74.9 Noninterest income (GAAP) 26.8 21.3 24.4 31 30.5 41.5 17.5 29.1 Total income $ 90.9 $ 90.4 $ 100.7 $ 125.6 $ 146.5 $ 183.9 $ 81.9 $ 104.0 Efficiency ratio (noninterest expense/total income) (Non-GAAP) * 71.98% 72.55% 72.71% 64.90% 66.48% 64.77% 63.75% 66.35% For the Years Ended December 31, For the 6 Months Ended June 30, ($ in millions)

GAAP TO NON-GAAP RECONCILIATIONS (CONT.)

	For the Years Ended December 31,						For the 6 Months Ended June 30,	
	2013	2014	2015	2016	2017	2018	2018	2019
	$ 14,938	$ 14,953	$ 16,928	$ 27,687	$ 35,707	$ 43,120	$ 20,995	$ 26,422
	$ 281	$ 60	$ 519	$ 2,985	$ (57)	$ -	$ -	$ (41)
	1,197	-	-	-	-	-	-	-
	1,517	-	-	-	-	-	-	-
	386	-	-	-	-	-	-	-
	289	-	252	-	-	-	-	-
	$ 3,670	$ 60	$ 771	$ 2,985	$ (57)	$ -	$ -	$ (41)
	$ -	$ -	$ 4,671	$ 2,975	$ -	$ -	$ -	$ -
	1,778	-	-	1,086	695	1,645	400	-
	-	-	-	677	2,802	1,647	130	665
	-	-	(487)	-	-	-	-	-
	-	-	513	-	-	-	-	-
	$ 1,778	-	$ 4,697	$ 4,738	$ 3,497	$ 3,292	$ 530	$ 665
	$ -	$ -	$ -	$ -	$ 2,919	$ -	$ -	$ -
	$ 13,046	**$ 14,893**	**$ 20,854**	**$ 29,440**	**$ 36,342**	**$ 46,412**	**$ 21,525**	**$ 27,128**
	$ 3,168	$ 1,082	$ -	$ -	$ -	$ -	$ -	$ -
	$ 9,878	**$ 13,811**	**$ 20,854**	**$ 29,440**	**$ 36,342**	**$ 46,412**	**$ 21,525**	**$ 27,128**
	$ 9,878	$ 13,811	$ 20,854	$ 29,440	$ 36,342	$ 46,412	$ 21,525	$ 27,128
	5,646,926	8,048,661	10,499,841	12,766,003	13,680,472	15,064,730	14,219,003	15,930,659
	$ 1.75	**$ 1.72**	**$ 1.99**	**$ 2.31**	**$ 2.66**	**$ 3.08**	**$ 1.51**	**$ 1.70**
	$ 13,046	$ 14,893	$ 20,854	$ 29,440	$ 36,342	$ 46,412	$ 21,525	$ 27,128
	$ 2,330,604	$ 2,453,678	$ 2,549,921	$ 2,846,699	$ 3,519,848	$ 4,392,121	$ 4,024,188	$ 5,023,201
	0.56%	**0.61%**	**0.82%**	**1.03%**	**1.03%**	**1.06%**	**1.07%**	**1.08%**

(1) *Nonrecurring items (post-tax) are calculated using an estimated effective tax rate of 35% for periods prior to June 30, 2018 and 21% for periods including and after June 30, 2018.*

(2) *Acquisition costs were analyzed individually for deductibility. Presented amounts are tax-effected accordingly.*

a relationship driven organization.®

35

GAAP TO NON-GAAP RECONCILIATIONS (CONT.) As of and for the Year Ended December 31, As of and for the 6 Months Ended June 30, ($ in millions, except per share data) 2013 2014 2015 2016 2017 2018 2018 2019 Tangible Common Equity Total equity $147.6 $144.1 $225.9 $286.0 $353.3 $473.1 $369.6 $504.3 Less: Preferred equity 29.8 - - - - - - - Less: Goodwill and intangible assets 5.1 4.9 4.7 22.5 37.4 95.3 36.6 93.8 Tangible common equity $112.7 $139.2 $221.2 $263.5 $315.9 $377.9 $333.0 $410.5 Tangible Assets Total assets $2,395.0 $2,525.0 $2,593.2 $3,301.9 $3,982.7 $4,949.7 $4,106.9 $5,194.9 Less: Goodwill and intangible assets 5.1 4.9 4.7 22.5 37.4 95.3 36.6 93.8 Tangible assets $2,389.8 $2,520.1 $2,588.5 $3,279.4 $3,945.3 $4,854.4 $4,070.3 $5,101.0 Tangible common equity to tangible assets 4.71% 5.52% 8.55% 8.04% 8.01% 7.78% 8.18% 8.05%

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